                                                                     Exhibit 4.1

                                 Mainspring(R)

Number                                                               Shares
MSPR

                               Mainspring, Inc.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                 COMMON STOCK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THAT                                           CUSIP 56062U 10 0



is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH
                            OF THE COMMON STOCK OF


Mainspring, Inc. transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-laws of the Corporation as from time to time amended.
     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     IN WITNESS WHEREOF, Mainspring, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

/s/ Mark A. Verdi                          John M. Connolly
--------------------------------           ----------------------------------
CHIEF FINANCIAL OFFICER AND TREASURER      PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
BY
                                                            AUTHORIZED SIGNATURE

                                    [SEAL]

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as joint tenants with right of
            survivorship and not as tenants
            in common



UNIF GIFT MIN ACT-_________Custodian_________
                   (Cust)            (Minor)
                 under Uniform Gifts to Minors
                 Act__________________
                         (State)


    Additional abbreviations may also be used though not in the above list.

For value received________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                       Shares
----------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------------------


                             ---------------------------------------------------
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed

----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.